SUBSEQUENT EVENTS	12 Months Ended
Sep. 30, 2022
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

NOTE 17 – SUBSEQUENT EVENTS

As part of the “Company’s efforts to optimize its corporate structure, on December 1, 2022, Qilian Chengdu and Gansu QLS executed certain exclusive service termination agreement (the “Service Termination Agreement”) to terminate certain contractual service arrangements between Qilian Chengdu and Gansu QLS. As a result of the aforementioned termination, Qilian Chengdu will no longer have contractual control over, nor receive the economic benefits of Gansu QLS. In connection with such termination, Hainan Trade, a wholly-owned subsidiary of Qilian International (Hong Kong) Holdings Ltd, entered into a certain exclusive service agreement with Gansu QLS (the “Hainan Exclusive Service Agreement”), through which Hainan Trade obtained contractual control over Gansu QLS.The Service Termination Agreement and Hainan Exclusive Service Agreement do not change the controlling financials interest the Company has within Gansu QLS, thus Gansu QLS is still considered as a VIE of the Company. The Company does not expect any accounting impact from the changes as described.

On February 16, 2023, the Company declared a one-time special cash dividend of $0.05 per ordinary shares, payable on or about March 6, 2023, to shareholders of record as of February 28, 2023.

As of September 30, 2022, the Company made RMB 10,000,000 (approximately $1.4 million) deposits for the land use right purchase. The purchase has been closed in March 2023.

The Company’s management reviewed all material events that have occurred after the balance sheet date through April 19, 2023 on which these financial statements were issued. Based upon this review, the Company did not identify any subsequent events except disclosed in above that would have required adjustment or disclosure in the financial statements.